UNANIMOUS CONSENT IN LIEU OF A SPECIAL
                             MEETING OF DIRECTORS OF
                       SOMERSET INTERNATIONAL GROUP, INC.

     The undersigned, being all of the directors of SOMERSET INTERNATIONAL GROUP, INC., a corporation of the State of Delaware, ("Corporation"), does hereby authorize and approve the actions set forth in the following resolutions without the formality of convening a meeting, and do hereby consent to the following action of this Corporation, which actions are hereby deemed effective as of the date hereof:

                  RESOLVED, that the Board of Directors of the CORPORATION hereby authorizes the CORPORATION to enter into that certain Agreement and Plan of Merger between the CORPORATION and Somerset International Group, Inc., a New Jersey Corporation.

                  RESOLVED, that the officers of the Corporation are authorized, empowered and directed to execute and deliver such instruments and documents and to take such other actions as may be necessary, appropriate or advisable to carry out the intent of the foregoing resolution; and it is further

                  RESOLVED, that all actions heretofore taken by the officers, directors, employees and agents of, and attorneys for, the Corporation in connection with the transactions contemplated by the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

     The undersigned, by affixing their signature hereto, do hereby consent to, authorize and approve the foregoing actions in their capacity as all of the directors of SOMERSET INTERNATIONAL GROUP, INC.

Dated: February 27, 2004
                                          /s/ John X. Adiletta
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                                          JOHN X. ADILETTA

                                          /s/ Paul Patrizio
                                          ---------------------
                                          PAUL PATRIZIO